                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   November 18, 1998
                                                  ------------------------------


                                Autodesk, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


 Delaware                           0-14338                      94-2819853
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                 (IRS Employer
of incorporation)                   File Number)            Identification No.)


               111 McInnis Parkway, San Rafael, California            94903
-------------------------------------------------------------------------------
                (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:     (415) 507-5000
                                                    ---------------------------

________________________________________________________________________________
         (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

     On November 18, 1998, the Registrant, Autodesk Development B.V., 9066-9771 Quebec Inc., Autodesk Canada Inc., 9066-9854 Quebec Inc. and Discreet Logic Inc. ("Discreet") entered into a Second Amended and Restated Agreement and Plan of Acquisition and Amalgamation (the "Amended Agreement"). The Amended Agreement amends and restates the original acquisition agreement entered into among the parties on August 20, 1998, as subsequently amended on September 23, 1998.
Under the Amended Agreement, Autodesk Development B.V., an indirect wholly-owned subsidiary of the Registrant, ultimately will exchange 0.48 shares of the Registrant's common stock, par value $0.01 per share ("Autodesk Common Stock"), for each outstanding common share of Discreet, no par value per share (each, a "Discreet Common Share"), which reduces the previous exchange ratio between the parties of 0.525 shares of Autodesk Common Stock for each Discreet Common Share. The parties also agreed to increase the reciprocal termination fees in the Amended Agreement. The transaction is expected to be accounted for as a pooling-of-interests and is subject to a number of conditions specified in the Amended Agreement, including approval of the Registrant's stockholders and Discreet's shareholders. The Amended Agreement and the Registrant's press release announcing the signing of the Amended Agreement are filed as exhibits to this Report and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired.  Not applicable.
             -------------------------------------------

         (b) Pro forma financial information.  Not applicable.
             -------------------------------

         (c) Exhibits.
             --------

             2.1 Second Amended and Restated Agreement and Plan of Acquisition and Amalgamation by and among the Registrant, Autodesk Development B.V., 9066-9771 Quebec Inc., Autodesk Canada Inc., 9066-9854 Quebec Inc. and Discreet Logic Inc. dated as of November 18, 1998.

            99.1     Press release of the Registrant dated November 18, 1998.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    November 19, 1998          AUTODESK, INC.



                                     /s/ Steve Cakebread
                                     --------------------------------
                                     Steve Cakebread
                                     Vice President and Chief Financial Officer
                                     (Principal Financial Officer)

                               INDEX TO EXHIBITS


     Exhibit
     Number         Description of Document
     ------         -----------------------

     2.1 Second Amended and Restated Agreement and Plan of Acquisition and Amalgamation by and among the Registrant, Autodesk Development B.V., 9066-9771 Quebec Inc., Autodesk Canada Inc., 9066-9854 Quebec Inc. and Discreet Logic Inc. dated as of November 18, 1998.

    99.1            Press release of the Registrant dated November 18, 1998.